[Letterhead of Citizens Community Bancorp]

December 23, 2004

Dear Fellow Shareholder:

            On behalf of the Board of Directors and management of Citizens Community Bancorp we cordially invite you to attend the 2005 Annual Meeting of Shareholders. The meeting will be held at 4:00 p.m. local time, on February 4, 2005 at the Citizens Community Federal offices at Banbury Place, Building D-02, Suite 319, 800 Wisconsin Street, Eau Claire, Wisconsin.

            The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

            We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

            Your Board of Directors and management are committed to the continued success of Citizens Community Bancorp and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely, /s/ James G. Cooley James G. Cooley President and Chief Executive Officer

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CITIZENS COMMUNITY BANCORP
2174 EastRidge Center
Eau Claire, Wisconsin 54701
(715) 836-9994

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on February 4, 2005

            Notice is hereby given that the annual meeting of shareholders of Citizens Community Bancorp will be held at Citizens Community Federal's offices at Banbury Place, Building D-02, Suite 319, 800 Wisconsin Street, Eau Claire Wisconsin, on February 4, 2005, at 4:00 p.m. local time.

            A proxy card and a proxy statement for the annual meeting are enclosed.

            The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of two directors of Citizens Community Bancorp for three year terms;
Proposal 2.	Approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan;
Proposal 3.	Approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan;
Proposal 4.	Ratification of the appointment of Wipfli, LLP as Citizens Community Bancorp's independent auditors for the fiscal year ending September 30, 2005.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

            The Board of Directors has fixed the close of business on December 10, 2004, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ James G. Cooley James G. Cooley President and Chief Executive Officer
Eau Claire, Wisconsin
December 23, 2004

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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CITIZENS COMMUNITY BANCORP
2174 EastRidge Center
Eau Claire, Wisconsin 54701
(715) 836-9994

____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on February 4, 2005
____________________

             Citizens Community Bancorp's Board of Directors is using this proxy statement to solicit proxies from the holders of Citizens Community Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 23, 2004. Certain of the information provided herein relates to Citizens Community Federal, a wholly owned subsidiary of Citizens Community Bancorp. Citizens Community Federal may also be referred to from time to time as the "Bank." References to "Citizens Community Bancorp", "we", "us" and "our" refer to Citizens Community Bancorp and, as the context requires, Citizens Community Federal.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	Friday, February 4, 2005
Time:	4:00 p.m., local time
Place:	Citizens Community Federal offices at Banbury Place
Building D-02, Suite 319 800 Wisconsin Street
Eau Claire, Wisconsin

Matters to be Considered at the Annual Meeting.

            At the meeting, shareholders of Citizens Community Bancorp are being asked to consider and vote upon the following proposals:

Proposal 1.	Election of two directors of Citizens Community Bancorp for terms to expire in three years;
Proposal 2.	Approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan;
Proposal 3.	Approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan;
Proposal 4.	Ratification of the appointment of Wipfli, LLP as Citizens Community Bancorp's independent auditors for the fiscal year ending September 30, 2005.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

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Who is Entitled to Vote?

            We have fixed the close of business on December 10, 2004 as the record date for shareholders entitled to notice of and to vote at the Citizens Community Bancorp annual meeting. Only holders of record of Citizens Community Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Citizens Community Bancorp common stock you own. On December 10, 2004, 3,041,750 shares of Citizens Community Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

            If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

            We maintain an employee stock ownership plan ("ESOP") which owns 3.92% of Citizens Community Bancorp common stock. Employees of Citizens Community Bancorp and Citizens Community Federal participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Citizens Community Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Citizens Community Bancorp common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

            A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Citizens Community Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

            If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after February 8, 2005. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal I: Election of Directors.

            Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Citizens Community Bancorp common stock. Pursuant to our Charter, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

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Vote Required to Approve Proposal II: Approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan.

            Approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan requires the affirmative vote of a majority of the shares eligible to vote at the annual meeting of shareholders excluding votes eligible to be cast by Citizens Community MHC. Abstentions and broker non-votes on the proposal to approve the Citizens Community Bancorp 2004 Stock Option and Incentive Plan will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan.

Vote Required to Approve Proposal III: Approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan.

            Approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan requires the affirmative vote of a majority of the shares eligible to vote at the annual meeting of shareholders excluding votes eligible to be cast by Citizens Community MHC. Abstentions and broker non-votes on the proposal to approve the Citizens Community Bancorp 2004 Recognition and Retention Plan will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan.

Vote Required to Approve Proposal IV: Ratification of the Appointment of Our Independent Auditors.

            Ratification of the appointment of Wipfli, LLP as our independent auditors for the fiscal year ending September 30, 2005 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Citizens Community Bancorp common stock. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify Wipfli, LLP as our independent auditors for the fiscal year ending September 30, 2005.

How Do I Vote at the Annual Meeting?

            Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Citizens Community Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

            Voting instructions are included on your proxy card. Shares of Citizens Community Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Citizens Community Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees, "FOR" the approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan, "FOR" the approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan and "FOR" ratification of the appointment of Wipfli, LLP as our independent auditors for the fiscal year ending September 30, 2005. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

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            You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

            You may revoke your proxy before it is voted by:

            •            submitting a new proxy with a later date;

            •            notifying the Corporate Secretary of Citizens Community Bancorp in writing before the annual meeting that you have revoked your proxy; or

            •            voting in person at the annual meeting.

            If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

            We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. Citizens Community Bancorp has engaged Regan & Associates, Inc. to assist in distributing proxy materials and contacting record and beneficial owners of Citizens Community Bancorp common stock. Citizens Community Bancorp has agreed to pay Regan & Associates, Inc. a fee of $5,000 including expenses for its services to be rendered on behalf of Citizens Community Bancorp.

STOCK OWNERSHIP OF CITIZENS COMMUNITY BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers and 5% Owners.

             The following table sets forth, as of the December 10, 2004 voting record date, information regarding share ownership of:

            •            those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Citizens Community Bancorp common stock other than directors and executive officers;

            •            each director and director nominee of Citizens Community Bancorp;

            •            each executive officer of Citizens Community Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

            •            all current directors and executive officers of Citizens Community Bancorp as a group.

            The address of each of the beneficial owners, except where otherwise indicated, is the same address as Citizens Community Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Citizens Community Bancorp.

            Beneficial ownership is determined in accordance with the rules of the SEC. As of the record date, there were 3,041,750 shares of Citizens Community Bancorp common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of

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common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after December 10, 2004 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of Common Stock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Citizens Community MHC 2174 EastRidge Center Eau Claire, Wisconsin 54701	2,063,100	67.8%
Citizens Community Bancorp Employee Stock Ownership Plan Trust(2) 2174 EastRidge Center Eau Claire, Wisconsin 54701	119,236	3.9%

Directors and Named Executive Officers
Directors:
Richard McHugh(3)	70,850	2.3%
Thomas C. Kempen	5,000	*
Brian R. Schilling	1,000	*
Donna E. Talmage	100	*
David B. Westrate	37,300	1.2%
James G. Cooley(4)	47,500	1.6%
Named Executive Officers:
John D. Zettler	5,000	*
Johnny W. Thompson	1,518	*
Directors and executive officers of Citizens Community Bancorp and Citizens Community Federal as a group (10 persons)	181,568	6.0%
___________________________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are currently exercisable options to purchase shares of Citizens Community Bancorp common stock as follows:
(2)	Represents shares held by the ESOP. Of these shares, none have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Citizens Community Bancorp common stock allocated to his or her account.
(3)	Includes 10,400 shares held by Mr. McHugh's spouse.
(4)	Includes 10,000 shares held by Mr. Cooley's spouse and 5,000 shares held by children living with Mr. Cooley.
*	Less than 1% ownership.

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Section 16(a) Beneficial Ownership Reporting Compliance.

            Section 16(a) of the Securities Exchange Act of 1934 requires Citizens Community Bancorp's directors and executive officers, and persons who own more than 10% of Citizens Community Bancorp's common stock to report their initial ownership of Citizens Community Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Citizens Community Bancorp is required to disclose in this proxy statement any late filings or failures to file.

            Citizens Community Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended September 30, 2004. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL I -- ELECTION OF DIRECTORS

            Our Board of Directors consists of six members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Citizens Community Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Citizens Community Bancorp directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Citizens Community Bancorp and Citizens Community Federal	Director Since(2)	Term to Expire
Director Nominees
Richard McHugh	62	Chairman	1985	2008
Thomas C. Kempen	63	Vice-Chairman	1982	2008
Directors Continuing in Office
Brian R. Schilling	50	Director	1987	2006
David B. Westrate	61	Director	1991	2006
Donna E. Talmage	78	Director	1984	2007
James G. Cooley	57	President and Chief Executive Officer	1993	2007
_________________________________
(1)	At September 30, 2004.
(2)	Includes service as a director of Citizens Community Federal and its predecessors.

            Set forth below is the principal occupation of each director of Citizens Community Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

            Richard McHugh. Mr. McHugh is the Owner/President of Choice Products, USA.

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            Thomas C. Kempen. Mr. Kempen is the owner of T. C. Kempen Landscaping Supplies & Consulting.

            Brian R. Schilling. Mr. Schilling is the Managing Partner of W.J. Bauman Associates, LTD, a certified public accounting firm.

            Adonis E. ("Donna") Talmage. Ms. Talmage is currently retired. Prior to her retirement, she was an accounting and data processor for Consumers Co-Op Association.

            David B. Westrate. Mr. Westrate currently serves as planning supervisor for Sterling Education Services, Co., a position he has held for three years. Prior to that time, he was not employed.

            James G. Cooley. Mr. Cooley is President and Chief Executive Officer of Citizens Community Federal, a position he has held since 1987.

BOARD OF DIRECTORS MEETINGS, BOARD COMMITTEES
AND CORPORATE GOVERNANCE MATTERS

Meetings

            The Board of Directors of Citizens Community Bancorp generally meets on a monthly basis, holding additional special meetings as needed. Since March 29, 2004, the Board of Directors of Citizens Community Bancorp held six regular meetings and no special meetings. Meetings of the Board of Directors of Citizens Community Federal are also generally held on a monthly basis. In 2004, the Board of Directors of Citizens Community Federal held 12 regular meetings and no special meetings. No director of Citizens Community Bancorp or of the Bank attended fewer than 75% of the Board meetings and meetings of the committees on which they served during the period they were directors.

Committees and Charters

            The Board of Directors of Citizens Community Bancorp has standing Compensation, Audit and Nominating Committees.

            The Compensation Committee is currently comprised of Directors McHugh and Westrate. The Compensation Committee is responsible for reviewing all issues pertaining to executive compensation, reviewing and recommending all changes in employee benefit plans and making recommendations to the Board regarding director compensation. This committee did not meet in fiscal 2004.

            The Board of Directors has adopted written charters for its Audit and Nominating Committees, as well as a written Code of Business Conduct and Ethics that applies to all our directors, officers, and employees.

            You may obtain a copy of these documents free of charge by writing to: Donna Talmage, Corporate Secretary, Citizens Community Bancorp, 2174 EastRidge Center, Eau Claire, Wisconsin 54701, or by calling (715) 836-9994. In addition, our Code of Business Conduct and Ethics will be filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004. Our Audit Committee and Nominating Committee charters are attached to this proxy statement as Appendices A and B, respectively.

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            The Audit Committee of Citizens Community Bancorp operates under a written charter adopted by the full Board of Directors. The Audit Committee currently has two members, including directors Westrate and Schilling, each of whom is an "independent director" under the standards established by the United States Securities and Exchange Commission (the "SEC") for members of audit committees as required by the Nasdaq Rules. Mr. Schilling is an "audit committee financial expert" as defined in the rules of the SEC.

            This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

            •            reviewing significant financial information including all quarterly reports and press releases containing financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

            •            ascertaining the existence of effective accounting and internal control systems; and

            •            overseeing the entire audit function both internal and independent including reviewing all reports received from the independent auditor.

            In fiscal 2004, this committee met three times. The Charter of the Audit Committee is attached as Appendix A.

            During fiscal 2004, the full Board of Directors acted as a nominating committee for the selection of nominees for election as directors and met one time for this purpose. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the newly appointed Nominating Committee.

            The Nominating Committee will operate under a formal written charter adopted by the Board, a copy of which is not posted on our website but is attached to this Proxy Statement as Appendix B, under which the Nominating Committee has the following responsibilities:

            (i)            recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

            (ii)            recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

            (iii)            review nominations submitted by stockholders, which have been addressed to the Company's Secretary, and which comply with the requirements of the Company's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

            (iv)            annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

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            (v)            perform any other duties or responsibilities expressly delegated to the Committee by the Board.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

            The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Citizens Community Bancorp specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

            The Audit Committee of Citizens Community Bancorp operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Citizens Community Bancorp's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Citizens Community Bancorp's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Citizens Community Bancorp's internal controls, and the overall quality of Citizens Community Bancorp's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

            Citizens Community Bancorp's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

            •            The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2004 audited financial statements;

            •            The Audit Committee has discussed with the Company's independent auditors (Wipfli, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

            •            The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

            •            Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2004 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

David B. Westrate
Brian R. Schilling

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Audit Fees

            For the fiscal year ended September 30, 2004, Wipfli, LLP ("Wipfli") provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

            (a)             Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB: $46,000 - 2004.

            (b)            Audit Related Fees: Aggregate fees billed for professional services rendered related to consultation on accounting matters: $3,100 - 2004.

            (c)             Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: $10,200 - 2004.

            (d)             All other fees: Aggregate fees billed for retirement plan accounting and consulting services, compliance examinations, and payroll processing services: $16,500 - 2004.

            (e)             Conversion to MHC form of ownership and stock issuance: $53,000 - 2004.

            The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. All of the services provided by Wipfli after the date of the Company's registration with the SEC described above were approved by the Audit Committee. Services provided prior to the date of registration did not require pre-approval.

Director Independence

            Each of our directors other than Mr. Cooley, President and Chief Executive Officer of the Company, qualify as "independent" in accordance with the published listing requirements of the Nasdaq Stock Market. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. As further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director's business and personal activities as they may relate to the Company and its management.

Stockholder Communications with Directors

            Stockholders may communicate directly with the Board of Directors by writing to: Richard McHugh, Independent Director, 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

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DIRECTOR COMPENSATION

Fees

             Members of Citizens Community Bancorp's Board of Directors receive a fee of $666.66 per month. The Chairman of the Board is paid $1,500 per meeting attended. Total fees paid to directors of Citizens Community Bancorp and Citizens Community Federal during the fiscal year ended September 30, 2004 were $58,000.

Supplemental Executive and Director Retirement Plans

            On August 1, 2002, the Bank adopted a Supplemental Executive and Director's Retirement Plan ("SERP"). The SERP is an unfunded, non-contributory defined benefit plan under which Citizens Community Federal will pay supplemental pension benefits to certain key employees and directors upon retirement. Benefits are based on a formula which includes participants' past and future earnings and years of service with Citizens Community Federal.

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EXECUTIVE COMPENSATION

Summary Compensation Table.

            The following table sets forth summary information concerning compensation awarded to, earned by or paid to Citizens Community Bancorp's President, Chief Financial Officer and Senior Vice President. No other executive officer of Citizens Community Bancorp earned a salary and bonus in excess of $100,000 for the fiscal year ended September 30, 2004. The named executive officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their respective annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC.

Summary Compensation Table
		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other AnnualCompen- sation ($)(1)	Restricted Stock Award ($)(2)	Options (#)(2)	All Other Compen- sation (3)

James G. Cooley, Chief Executive Officer and Director	2004	$206,894	$---	$ ---	---	---	$88,369
	2003	188,003	---	---	---	---	172,734

John Zettler, Chief Financial Officer	2004	$124,093	$---	$ ---	---	---	$13,656
	2003	112,336	---	---	---	---	23,053

Johnny W. Thompson, Senior Vice President/Chief Administration Officer	2004	$119,607	$---	$ 4,800(4)	---	---	$12,639
	2003	106,703	---	13,800(4)	---	---	40,393

_____________
(1)	This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individuals' salary and bonus.
(2)	See Proposal II, "Approval of Citizens Community Bancorp 2004 Stock Option and Incentive Plan" and Proposal III, "Approval of Citizens Community Bancorp 2004 Recognition and Retention Plan."
(3)	This amount represents Citizens Community Federal's contribution to its supplemental executive retirement plans of $81,562, $10,005 and $9,184 in 2004 and $167,356, $19,705 and $39,668, respectively, in 2003, and to its 401(k) plan of $6,807, $3,651 and $3,455 in 2004 and $5,378, $3,348 and $725, respectively, in 2003 on behalf of the named executive officers.
(1)	This amount includes $4,800 auto allowance in 2004 and $9,000 relocation expense and $4,800 auto allowance in 2003.

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Employment Agreements

            Citizens Community Federal currently has rolling three-year employment agreements with each of its five executive officers, including James G. Cooley, John D. Zettler and Johnny W. Thompson. Under the employment agreements, the salary levels for fiscal 2004 were $206,894, $124,093 and $119,607 for each of the above-named officers, respectively. In addition, the amount of salary provided for under the agreements is increased by 7% per year with respect to Messrs. Cooley and Zettler and 5% per year with respect to Mr. Thompson. The agreements also provide for equitable participation by the officers in Citizen Community Federal's employee benefit plans.

            The agreements may be terminated by Citizens Community Federal at any time or by the executive if he is assigned duties inconsistent with his title, duties, responsibilities and status. In the event that the officer's employment is terminated without cause or constructively terminated, Citizens Community Federal would be required to honor the terms of the agreement through the expiration of the contract, including payment of the then current cash compensation.

Equity Compensation Plan Information

            As of September 30, 2004, Citizens Community Bancorp did not have any equity compensation plans under which Citizens Community Bancorp's common stock was authorized for issuance.

PROPOSAL II
APPROVAL OF CITIZENS COMMUNITY BANCORP
2004 STOCK OPTION AND INCENTIVE PLAN
Purpose

            The purpose of the Citizens Community Bancorp 2004 Stock Option Plan is to promote the long-term success of Citizens Community Bancorp and increase shareholder value by:

            •            attracting and retaining key employees and directors;

            •            encouraging directors and key employees to focus on long-range objectives; and

            •            further linking the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, our board of directors has adopted the stock option plan, subject to approval by the shareholders at the annual meeting. A summary of the stock option plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the stock option plan, a copy of which is attached to this document as Appendix C.

            We believe the stock option plan complies with the requirements of the Office of Thrift Supervision and the Office of Thrift Supervision does not endorse or approve the stock option plan in any manner.

Administration of the Stock Option Plan

            The stock option plan will be administered by the Compensation Committee, consisting of two or more members, each of whom must be a "non-employee director" and an "outside director," as those terms are defined in the stock option plan. The Compensation Committee will:

            •            select persons to receive options or stock appreciation rights from among the eligible participants;

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            •            determine the types of awards and the number of shares to be awarded to participants;

            •            set the terms, conditions and provisions of the options or stock appreciation rights consistent with the terms of the stock option plan; and

            •            establish rules for the administration of the stock option plan.

The Compensation Committee has the power to interpret the stock option plan and to make all other determinations necessary or advisable for its administration.

            In granting awards under the stock option plan, the Compensation Committee will consider, among other factors, the position and years of service of the individual, the value of the individual's services to Citizens Community Bancorp and its subsidiaries and the added responsibilities of these individuals as employees, directors and officers of a public company.

Number of Shares That May Be Awarded

            Under the stock option plan, the Compensation Committee may grant awards for an aggregate of 149,046 shares of Citizens Community Bancorp common stock. This amount represents 10.0% of the maximum amount of Citizens Community Bancorp common stock that could have been sold to the public in a mutual holding company reorganization based on an independent appraisal firm's valuation of the Company. This amount also represents 4.9% of the total outstanding shares and 15.2% of the total shares held by minority stockholders. These awards may be in the form of (i) options to purchase shares of common stock for cash and/or (ii) rights to receive the excess of the market value of the shares of common stock on the date exercised over the exercise price. Stock options and rights are sometimes collectively referred to in this proxy statement as "awards." The stock option plan also provides that no person may be granted more than 37,262 shares during any fiscal year.

            The 149,046 shares of Citizens Community Bancorp common stock available under the stock option plan are subject to adjustment in the event of certain corporate reorganizations.

            The stock option plan provides for the use of authorized but unissued shares or treasury shares. Treasury shares are previously issued shares of Citizens Community Bancorp common stock which are no longer outstanding as a result of having been repurchased or otherwise reacquired by the company. We intend to fund the exercise of stock options with treasury shares to the extent available. To the extent we use authorized but unissued shares, rather than treasury shares, to fund exercises of stock options under the plan, the exercises will have the effect of diluting the holdings of persons who own our common stock. Assuming all options under the stock option plan are awarded and exercised through the use of authorized but unissued common stock, current shareholders would be diluted by approximately 4.67 percent.

Eligibility to Receive Awards

            The Compensation Committee may grant options to directors, advisory directors, officers and employees of Citizens Community Bancorp and its subsidiaries. The Compensation Committee will select persons to receive options among the eligible participants and determine the number of shares underlying the options to be granted. There are currently 124 individuals who are eligible to receive awards under the stock option plan.

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Exercise Price of Awards

            Under the terms of the stock option plan, the Compensation Committee may grant rights or options to purchase shares of Citizens Community Bancorp common stock at a price which may not be less than the fair market value of the common stock, which shall be the last sale price as quoted on the OTC Electronic Bulletin Board on the date the option is granted.

Exercisability of Awards and Other Terms and Conditions

            Stock Options. Generally, options under the stock option plan may not be exercised later than 15 years after the grant date. Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the stock option plan may be designated as "incentive stock options." Incentive stock options may not be exercised later than ten years after the grant date. Options which are not designated and do not otherwise qualify as incentive stock options in this document are referred to as "non-qualified stock options."

            The Compensation Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the form or forms in which, payment of the exercise price with respect to the stock option may be made. Unless otherwise determined by the Compensation Committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for the lesser of (i) three years following such termination of service or (ii) until the expiration of the stock option by its terms. Upon termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

            Depending upon the outcome of a pending review by the Financial Accounting Standards Board, stock options granted may require an expense accrual by Citizens Community Bancorp each quarter based on the anticipated value of the options.

            Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights at any time, whether or not the participant then holds stock options. A stock appreciation right gives the recipient of the award the right to receive the excess of the market value of the shares represented by the stock appreciation rights on the date exercised over the exercise price. Stock appreciation rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a stock appreciation right, the holder will receive the amount due in cash or shares, or a combination of both, as determined by the Compensation Committee. Stock appreciation rights may be related to stock options ("tandem stock appreciation rights"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

            Stock appreciation rights will require an expense accrual by Citizens Community Bancorp each year for the appreciation on the stock appreciation rights which it anticipates will be exercised. The amount of the accrual is dependent upon whether and the extent to which the stock appreciation rights are granted and the amount, if any, by which the market value of the stock appreciation rights exceeds the exercise price.

            Acceleration of Vesting Requirements. The stock option plan provides that upon the occurrence of a change in control of Citizens Community Bancorp, as defined in the stock option plan, a holder of any unexpired option under the stock option plan will have the right to exercise the option in whole or in part without regard to the date the option would be first exercisable.

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Transferability of Awards

            An incentive stock option awarded under the stock option plan may be transferred only upon the death of the holder to whom it has been granted, by will or the laws of inheritance. An award other than an incentive stock option may be transferred during the lifetime of the holder to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the holder's immediate family or to a trust for the benefit of any member of the holder's immediate family.

Effect of Merger on Option or Right

            Upon a merger or other business combination of Citizens Community Bancorp in which it is not the surviving entity, the stock option plan provides that each holder of an unexpired award will have the right, after consummation of such transaction and during the remaining term of the award, to receive upon exercise of the award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of common stock over the exercise price of the award, multiplied by the number of shares of common stock with respect to which the award is exercised. This amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in the merger, consolidation or combination, or partly in cash and partly in one or more of the kind or kinds of property, all in the discretion of the Compensation Committee.

Amendment and Termination

            The stock option plan shall continue in effect for a term of 15 years, after which no further awards may be granted under the stock option plan. The board of directors may at any time amend, suspend or terminate the stock option plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the stock option plan that will (i) increase the aggregate number of securities which may be issued under the plan, except as specifically set forth under the stock option plan, (ii) materially increase the benefits accruing to participants under the stock option plan, (iii) materially change the requirements as to eligibility for participation in the stock option plan, or (iv) change the class of persons eligible to participate in the stock option plan. No amendment, suspension or termination of the stock option plan, however, will impair the rights of any participant, without his or her consent, in any award made under the stock option plan.

Federal Income Tax Consequences

            Under current federal tax law, the non-qualified stock options granted under the stock option plan will not result in any taxable income to the optionee at the time of grant or any tax deduction to Citizens Community Bancorp. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their cost is taxable to the optionee as compensation income and is generally deductible by Citizens Community Bancorp. The optionee's tax basis for the shares is the market value of the shares at the time of exercise.

            Neither the grant nor the exercise of an incentive stock option under the stock option plan will result in any federal tax consequences to either the optionee or Citizens Community Bancorp. Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain. If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the exercise price and the sale price will be

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taxed as ordinary income and Citizens Community Bancorp. will be entitled to a deduction in the same amount. The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable holding period is satisfied. If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option. The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

            The exercise of a stock appreciation right will result in the recognition of ordinary income by the recipient on the date of exercise in an amount of cash and/or the fair market value on that date of the shares acquired pursuant to the exercise. Citizens Community Bancorp will be entitled to a corresponding deduction.

Awards Under the Stock Option Plan

             The following table presents information with respect to the options to purchase Citizens Community Bancorp common stock granted under the stock option plan. The options are granted to our directors, officers and employees as incentives. Accordingly, we will not receive any cash consideration for the granting of the options. Payment in full of the option exercise price, however, must be made upon exercise of any option. The option awards are subject to approval of the stock option plan by our shareholders. On December 16, 2004, the latest practicable date available prior to mailing this proxy statement, the last sale quoted on the OTC Electronic Bulletin Board was $15.10 per share.

CITIZENS COMMUNITY BANCORP 2004 STOCK OPTION AND INCENTIVE PLAN
Name and Position	Dollar Value(1)	Number of Shares
James G. Cooley, President, Chief Executive Officer and Director	---	37,262
John D. Zettler, Chief Financial Officer	---	5,962
Johnny W. Thompson, Senior Vice President	---	5,962
Executive Group (5 persons)	---	68,562
Non-executive Director Group (5 persons)	---	37,265
Non-executive Officer Employee Group (114 persons)	---	---
(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the exercise price for the options will be set as of the date of shareholder approval, there is no current value.

            All options reflected in the table above have been granted, subject to shareholder approval of the stock option plan, as follows:

            (i)             the exercise price of the stock options will be the last sale price as quoted on the OTC Electronic Bulletin Board of the Citizens Community Bancorp common stock on the date of grant, which will be the date of this annual meeting if our shareholders approve the stock option plan.

            (ii)            All executive officers granted awards will receive incentive stock options to the maximum extent permitted by law, with the remainder of these options being non-qualified stock options. The non-executive director group will receive non-qualified stock options and the non-executive officer employee group will receive incentive stock options. The incentive stock options have a term of ten years and the non-qualified stock options have a term of 15 years.

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            (iii)            the stock options will vest in five equal installments with the first installment vesting on the one year anniversary of shareholder approval of the stock option plan and the additional installments vesting ratably over the next four years, based on continuous service with Citizens Community Bancorp.

            (iv)            the optionees generally may exercise their vested stock options, in whole or in part, at any time prior to, or within three months of, terminating their service with Citizens Community Bancorp. If the optionee terminates service as a result of a disability, the exercise period is 12 months after termination of service. The exercise periods in the preceding sentences are extended for a 12-month period in the case of death of the optionee during these periods. If an optionee's service is terminated for cause, all of his or her rights under any unexercised options expire immediately upon his or her notice of the termination. Under no circumstances may an option holder exercise an option after the expiration of the option period.

Vote Required for Approval

            The affirmative vote of a majority of the shares eligible to be cast at the meeting, excluding votes eligible to be cast by Citizens Community MHC, is required to approve the stock option plan.

Your Board of Directors recommends that you vote "FOR" this proposal.

PROPOSAL III

APPROVAL OF CITIZENS COMMUNITY BANCORP
2004 RECOGNITION AND RETENTION PLAN

Purpose

            The purpose of the recognition and retention plan is to promote the long-term success of Citizens Community Bancorp and to increase shareholder value. The recognition and retention plan is a stock-based compensation plan designed to:

            •            provide directors, advisory directors, officers and employees with a proprietary interest in Citizens Community Bancorp in a manner designed to encourage these individuals to remain with the Company;

            •            reward directors, advisory directors, officers and employees for service; and

            •            further link the interests of directors, officers and employees directly to the interests of the shareholders.

In furtherance of these objectives, our board of directors has adopted the recognition and retention plan, subject to approval by the shareholders at the annual meeting. A summary of the recognition and retention plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the recognition and retention plan, a copy of which is attached to this document as Appendix D.

            We believe the recognition and retention plan complies with the requirements of the Office of Thrift Supervision and the Office of Thrift Supervision does not endorse or approve the recognition and retention plan in any manner.

Administration of the Recognition and Retention Plan

            The recognition and retention plan will be administered by the Compensation Committee of Citizens Community Bancorp. The Compensation Committee will:
            •            select persons to receive stock awards from among the eligible participants;

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            •            determine the number of shares to be awarded to participants;

            •            set the terms, conditions and provisions of the awards consistent with the terms of the recognition and retention plan; and

            •            establish rules for the administration of the recognition and retention plan.

The Compensation Committee has the power to interpret the recognition and retention plan and to make all other determinations necessary or advisable for its administration.

            In determining to whom and in what amount to grant awards under the recognition and retention plan, the Compensation Committee considers the position, responsibilities and years of service of eligible individuals, the value of their services to Citizens Community Bancorp and its subsidiaries and other factors it deems relevant.

Number of Shares That May Be Awarded

            Under the recognition and retention plan, the Compensation Committee may grant, from time to time, awards for an aggregate of 59,618 shares of Citizens Community Bancorp common stock, subject to adjustment in the event of certain corporate reorganizations. This amount represents 4.0% of the maximum amount of shares that could have been sold in our initial public offering under federal regulations, based on the valuation of an independent appraiser. This amount also represents 2.0% of the total outstanding shares and 6.1% of the total shares issued to minority stockholders. Recognition and retention plan awards which are forfeited by a recipient will again be available for issuance under the plan.

            The recognition and retention plan provides for the use of authorized but unissued shares or treasury shares. We intend to fund the issuance of stock under the recognition and retention plan with treasury shares to the extent available. To the extent we use authorized but unissued shares of Citizens Community Bancorp common stock to fund these awards, the interests of current minority shareholders will be diluted. Assuming all recognition and retention plan shares are awarded through the use of authorized but unissued shares of common stock, current shareholders would be diluted by approximately 1.92%.

Eligibility to Receive Awards

            The Compensation Committee may grant awards of restricted stock to directors, advisory directors, officers and employees of Citizens Community Bancorp and its subsidiaries. The Compensation Committee will select persons to receive stock awards among the eligible participants and determine the number of shares to be granted. There are currently 124 individuals who are eligible to receive stock awards under the recognition and retention plan.

Transferability of Awards

            Awards under the recognition and retention plan generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the holder during the restricted period other than by will, the laws of descent and distribution or pursuant to a domestic relations order.

Terms and Conditions of Awards under the Recognition and Retention Plan

            The Compensation Committee is authorized to grant awards of common stock to plan participants with the following terms and conditions and with additional terms and conditions not inconsistent with the provisions of the recognition and retention plan:

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            (i)            the Compensation Committee will establish for each participant a restricted period during which, or at the expiration of which, the shares of common stock awarded as restricted stock shall no longer be subject to restriction.

            (ii)            the recipient of the shares, as owner, will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to the restricted stock. Shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the restricted period.

            (iii)            the Compensation Committee has the right to determine any other terms and conditions, not inconsistent with the recognition and retention plan, upon which a restricted stock award shall be granted. In addition, the recognition and retention plan provides that upon the occurrence of a change of control of Citizens Community Bancorp, as defined in the plan, any restrictions remaining with respect to the shares of stock granted pursuant to the recognition and retention plan will lapse without regard to the date that these restrictions would otherwise lapse and that the shares will no longer be subject to forfeiture by the recipient.

            (iv)            subject to compliance with OTS regulations, the Compensation Committee also has the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any restricted stock awards, or to remove any or all of such restrictions, whenever it may determine that this action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

Amendment of the Recognition and Retention Plan

            The recognition and retention plan will continue in effect for a term of 15 years, after which no further awards may be granted under the plan. Our board of directors may at any time amend, suspend or terminate the recognition and retention plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. Shareholder approval will generally be required with respect to an amendment to the recognition and retention plan that will (i) increase the aggregate number of securities which may be issued under the plan, (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the plan or (iv) change the class of persons eligible to participate in the plan. No amendment, suspension or termination of the recognition and retention plan, however, will impair the rights of any participant, without his or her consent, in any award made pursuant to the recognition and retention plan.

Federal Income Tax Consequences

            Recipients of shares granted under the recognition and retention plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine the fair market value on the date of the grant of the restricted stock. Recipients of shares granted under the recognition and retention plan will also recognize ordinary income equal to their dividend or dividend equivalent payments when these payments are received.

Awards Under the Recognition and Retention Plan

             The following table presents information with respect to the number of shares of common stock granted by the board of directors under the recognition and retention plan. These awards are subject to

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approval of the recognition and retention plan by our shareholders at the annual meeting. Awards under the recognition and retention plan are granted at no cost to the recipient. The dollar value of the shares set forth in the table below is based on $15.10 per share, the last sale quoted on the OTC Electronic Bulletin Board on December 16, 2004, the latest practicable date available prior to mailing this proxy statement. The market price of Citizens Community Bancorp common stock may fluctuate between the date of this document and the annual meeting. Fluctuations in the market price of Citizens Community Bancorp common stock will result in an increase or decrease in the value of the Citizens Community Bancorp shares to be received by the individuals listed in the following table.

CITIZENS COMMUNITY BANCORP 2004 RECOGNITION AND RETENTION PLAN
Name and Position	Dollar Value	Shares of Stock
James G. Cooley, President, Chief Executive Officer and Director	225,066	14,905
John D. Zettler, Chief Financial Officer	36,014	2,385
Johnny W. Thompson, Senior Vice President	36,014	2,385
Executive Group (5 persons)	414,133	27,426
Non-executive Director Group (5 persons)	89,996	5,960
Non-executive Officer Employee Group (114 persons)	---	---

            All shares of common stock reflected in the table above have been granted subject to shareholder approval of the recognition and retention plan, on the following terms and conditions, as follows:

            (i)            the restricted shares will vest in five equal installments with the first installment vesting on the one year anniversary of shareholder approval of the recognition and retention plan and the additional installments vesting ratably over the next four years, based on continuous service with Citizens Community Bancorp. Once restricted shares have vested, they are no longer subject to forfeiture or restrictions under the recognition and retention plan.

            (ii)            the recipients of the restricted shares, as owner of these shares, will have the power to vote, and the right to receive dividends with respect to, all of the restricted stock granted to them.

            (iii)            the restrictions on an individual's restricted stock will automatically lapse and no longer be subject to the risk of forfeiture if the person's services with us are terminated as a result of death, disability or a change in control of Citizens Community Bancorp. Termination of service for any reason, other than death, disability or a change in control of Citizens Community Bancorp, will result in the forfeiture of any restricted stock then still subject to restrictions.

Vote Required for Approval

            The affirmative vote of a majority of the shares eligible to be cast at the meeting, excluding votes eligible to be cast by Citizens Community MHC, is required to approve the recognition and retention plan.

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Your board of directors recommends that you vote "FOR" this proposal.

PROPOSAL IV -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

            The Audit Committee has appointed Wipfli as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending September 30, 2005. In making its determination to appoint Wipfli as the Company's independent auditors for the 2005 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by Wipfli, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of Wipfli is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of Wipfli.

            A representative of Wipfli is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

            The Board of Directors of the Company unanimously recommends that you vote "FOR" the ratification of the appointment of Wipfli, LLP as independent auditors for the Company for the fiscal year ending September 30, 2005.

CERTAIN TRANSACTIONS

            Like many financial institutions, Citizens Community Federal has followed a policy of granting loans to our officers, directors and employees on the security of their primary residences and also of granting consumer loans to such persons. We have never granted loans to directors and executive officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Citizens Community Bancorp and Citizens Community Federal are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management do not involve more than the normal risk of collectibility or present other unfavorable features. At September 30, 2004, loans to directors and executive officers totaled $79,500.

FINANCIAL STATEMENTS

             Citizens Community Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Citizens Community Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

            In addition, a copy of Citizens Community Bancorp's annual report on Form 10-KSB for the fiscal year ended September 30, 2004, is available to each record and beneficial owner of Citizens Community Bancorp's common stock without charge upon written request to the Corporate Secretary, Citizens Community Bancorp 2174 EastRidge Center, Eau Claire, Wisconsin, 54701.

SHAREHOLDER PROPOSALS

            In order to be eligible for inclusion in Citizens Community Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Citizens Community Bancorp's main office at 2174 EastRidge Center, Eau Claire, Wisconsin, no later than

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August 26, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether included in Citizen Community Bancorp's proxy materials), Citizen Community Bancorp's Charter and Bylaws.

            To be considered for presentation at next year's annual meeting, although not included in the proxy materials for that meeting, any shareholder proposal must be received at Citizens Community Bancorp's executive office at least five days prior to next year's annual meeting.

OTHER MATTERS

             We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

Appendix A

APPENDIX A

Charter of the Audit Committee of the Board
of Directors of Citizens Community Bancorp

I.      Statement of Policy

            The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Citizens Community Bancorp (the "Corporation") to represent and provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Corporation's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the Corporation's compliance with legal and regulatory requirements; the annual independent audit of the Corporation's financial statements; the independent auditors' qualifications and independence; the performance of independent auditors and any other areas specified by the Board of potential financial risks to the Corporation. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Corporation's annual proxy statement. In discharging its duties and responsibilities, the Committee is empowered to investigate any matter brought to its attention, with full access to all necessary books, records, facilities and personnel of the Corporation, and has the authority to retain at the Corporation's expense special legal, accounting or other advisors, consultants or experts as it deems appropriate.

            In fulfilling its responsibilities, it is recognized that members of the Committee are not employees of the Corporation. The Corporation's management is responsible for preparing the Corporation's financial statements. The independent auditors are responsible for auditing the Corporation's annual financial statements and reviewing the Corporation's quarterly financial statements prior to the filing of the Corporation's annual and quarterly reports on Forms 10-KSB and 10-QSB with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation from whom and from which he or she receives information and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board).

II.      Committee Composition and Meetings

            The Committee shall be comprised of two or more directors (including a chairperson) as appointed annually by the Board, considering the recommendation of the Nominating Committee, each of whom shall meet the independence requirements of the Nasdaq and SEC for audit committee members, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment. At least one member of the Committee may be designated annually by the Board as an "audit committee financial expert," as the SEC defines that term and as the Board interprets such qualification in its business

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judgment consistent with such definition. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

            The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall meet separately, periodically, with management, and the independent auditors, to discuss any matters that the Committee or any of these persons believes should be discussed. The Committee may also meet separately with regulatory examiners.

III.      Committee Duties, Responsibilities and Processes

            The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

            As part of its oversight responsibility, the Committee shall:

Review Procedures

            1.            Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Corporation may provide earnings guidance.

            2.            Prior to the filing of quarterly and annual reports on Forms 10-QSB and 10-KSB, review and discuss with management and the independent auditors: (i) the Corporation's quarterly and annual consolidated financial statements; (ii) matters that affect the Corporation's consolidated financial statements, including disclosures under "Management's Discussion and Analysis or Plan of Operation;" (iii) the results of the independent auditors' reviews of the quarterly financial statements, the audit of the annual financial statements and the independent auditors' report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Corporation's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and (vi) other material written communications between the independent auditors and management. Prior to the filing of the Corporation's Annual Report on Form 10-KSB,

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recommend to the Board whether the audited financial statements should be included in the Form 10-KSB.

            3.            Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

            4.            Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors monitor the integrity and effectiveness of the Corporation's financial reporting processes and systems of internal controls, including reviewing and discussing major financial risk exposures and the steps management has taken to monitor, control and report such exposures; and review significant findings relating to the foregoing prepared by the independent auditors, together with management's responses and follow-up to these reports.

            5.            Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Corporation's Code of Business Conduct and Ethics.

Independent Auditors and Other External Services

            6.            The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

            7.            Pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with this Charter, for the engagement of the independent auditors to render permissible non-audit services to the Corporation, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

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            8.            Evaluate the qualifications, independence and performance of the independent auditors annually. This evaluation shall include a review and discussion of the annual communication as to independence delivered by the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

            9.            Review the audit plan of the independent auditors -- discuss scope, staffing, timing, estimated and actual fees, reliance upon management and general audit approach.

            10.            Set clear hiring policies for employees or former employees of the independent auditors.

Other Committee Responsibilities

            11.            Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

            12.            Maintain minutes of meetings and report regularly to the Board on the Committee's activities. Review with the Board any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, and the performance and independence of the independent auditors.

            13.            Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the Nasdaq listing standards. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-B, Item 404.

            14.            Review with the Corporation's chief corporate counsel: (i) any significant legal matter that could have a material impact on the Corporation's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

            15.            Review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Forms 10-KSB and 10-QSB with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Corporation's internal control over financial reporting.

            16.            Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

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            17.            Perform any other activities consistent with this Charter, the Corporation's bylaws or governing law as the Committee or the Board deems necessary or appropriate.

IV.            Funding

            The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: (i) compensation to the independent auditors and to any advisors employed by the Committee; and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Appendix B

APPENDIX B

Charter of the Nominating Committee
of the Board of Directors of
Citizens Community Bancorp

I.            Statement of Policy

            The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of Citizens Community Bancorp (the "Corporation") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.            Committee Composition and Meetings

            The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter. The Committee shall meet at least two times annually or more frequently as circumstances require.

III.            Committee Duties, Responsibilities and Process

            The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Corporation, or (c) the laws of its jurisdiction of incorporation.

            The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

            The Committee shall have the following responsibilities:

            1.            Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

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            2.            Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Corporation's Charter and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Corporation's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

            3.            Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Charter and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

            4.            Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

            5.            Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.            Investigations and Studies; Outside Advisers

            The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Corporation's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Corporation's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Corporation.

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Appendix C

APPENDIX C

CITIZENS COMMUNITY BANCORP

2004 Stock Option and Incentive Plan

             1.             Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

             2.             Definitions. The following definitions are applicable to the Plan:

                          "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

                          "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

                        "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

                        "Board" -- means the board of directors of the Corporation.

                        "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

                          "Code" -- means the Internal Revenue Code of 1986, as amended.

                          "Committee" -- means the Committee referred to in Section 3 hereof.

                          "Corporation" -- means Citizens Community Bancorp and any successor thereto.

                          "Financial Institution" - means Citizens Community Federal or any successor entity.

                        "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

                         "Market Value" -- means, as of any applicable date, the value of a Share determined as follows:

                        (i)            If the Shares are listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Market Value of a Share shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the Composite Tape or other comparable reporting system for the exchange or market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

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                        (ii)            If the Shares are not traded on a national securities exchange but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (i), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

                        (iii)            In the absence of such markets for the Shares, the Market Value shall be determined in good faith by the Committee.

                          "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

                          "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

                          "OTS" -- means the Office of Thrift Supervision of the Department of the Treasury or any successor administrative agency.

                        "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

                          "Plan" -- means this Citizens Community Bancorp 2004 Stock Option and Incentive Plan.

                          "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

                          "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

                          "Shares" -- means the shares of common stock of the Corporation.

                          "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any Affiliate for purposes of any other Award.

             3.             Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

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             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4.             Shares Subject to Plan.

                        (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 149,046. As long as the Plan is subject to the requirements of the OTS regulations, no Participant shall receive Awards under the Plan that represent in the aggregate more than 25% of the Shares with respect to which Awards may be made under the Plan, and directors who are not employees of the Corporation or any Affiliate shall not receive Awards that represent, for any one such director, more than 5%, or, for all such directors in the aggregate, more than 30% of the Shares with respect to which Awards may be made under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

                        (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 37,262 Shares, subject to adjustment as provided in Section 6.

            5.            Awards.

                        (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law and OTS regulations as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

                                    (i)            Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

                                    (ii)            Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

                                    (iii)            Time and Method of Exercise. Except as provided in subsection (c) below, the Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                                    (iv)            Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates. No more than 149,046 shares may be granted as Incentive Stock Options.

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                                    (v)            Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable for the lesser of (A) three years following such Termination of Service or (B) until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

                        (b)             Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

                        (c)            Additional Terms of Awards.

                                    (i)            Vesting. As long as the Plan is subject to the requirements of the OTS regulations, every Award granted pursuant to this Plan shall vest, beginning not earlier than the one-year anniversary of the date on which the Plan is approved by the shareholders of the Corporation, in annual installments of not more than 20%, and the vesting of an Award shall not be accelerated except in the event of the Participant's death or disability or in connection with a change in control (as set forth in Section 8 of the Plan).

                                    (ii)            Regulatory Action. Plan Participants that are executive officers or directors must exercise or forfeit their Awards in the event the Financial Institution becomes critically undercapitalized (as defined in 12 C.F.R. §565.4 or any successor law or regulation), is subject to an OTS enforcement action, or receives a capital directive under 12 C.F.R. §565.7 or any successor law or regulation.

            6.             Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided in the Plan, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

             7.             Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal

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to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

             8.             Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Options and Rights granted and not fully exercisable shall become exercisable in full; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

             9.             Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 9, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

             10.             Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

             11.             Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom the Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

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             12.             Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

             13.             Amendment or Termination.

                        (a)            Except to the extent prohibited by OTS regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any action will be subject to the approval of the Corporation's shareholders if, when and to the extent that shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek shareholder approval.

                        (b)            Except to the extent prohibited by OTS regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided in this Plan.

             14.             Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 13 of this Plan.

Appendix D

APPENDIX D

CITIZENS COMMUNITY BANCORP

2004 Recognition and Retention Plan

             1.             Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors and employees of the Corporation and its Affiliates.

             2.             Definitions. The following definitions are applicable to the Plan:

             "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

             "Award" -- means the grant by the Committee of Restricted Stock, as provided in the Plan.

            "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

            "Board" -- means the board of directors of the Corporation.

            "Code" -- means the Internal Revenue Code of 1986, as amended.

             "Committee" -- means the Committee referred to in Section 3 hereof.

             "Corporation" -- means Citizens Community Bancorp.

            "Financial Institution" - means Citizens Community Federal or any successor entity.

            "OTS" - means the Office of Thrift Supervision of the Department of the Treasury or any successor administrative agency.

             "Participant" -- means any director, advisory director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

             "Plan" -- means this Citizens Community Bancorp 2004 Recognition and Retention Plan.

             "Restricted Period" -- means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 5 hereof with respect to Restricted Stock awarded under the Plan.

            "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5 hereof.

            "Shares" -- means the shares of common stock of the Corporation.

             "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation or any Affiliate. Service shall not be considered to have ceased in the case of sick leave,

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military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor.

             3.             Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

             A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

             4.             Shares Subject to Plan. Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 59,618. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

            5.            Terms and Conditions of Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions as the Committee shall determine:

                        (a)            At the time of an Award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the Award Agreement, the Shares awarded as Restricted Stock shall no longer be subject to restriction. Subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for these restrictions, and subject to paragraph (c) of this Section 5 and Section 6 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder.

                                    No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total Shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total Shares subject to the Plan, and no individual shall be granted Awards with respect to more than 25% of the total Shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is ratified by stockholders of the Corporation, no Awards shall vest at a rate in excess of 20% per year beginning from the date of grant, and such vesting shall not be accelerated except in the event of the Participant's death or disability, or in connection with a change in control (as set forth in Section 8 of this Plan).

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                                    Subject to compliance with OTS regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

                        (b)            If a Participant incurs a Termination of Service for any reason (other than death, disability or in connection with a change in control), all Shares of Restricted Stock awarded to such Participant and which at the time of such Termination of Service are subject to the restrictions imposed pursuant to paragraph (a) of this Section 5 shall upon such Termination of Service be forfeited and returned to the Corporation. If a Participant incurs a Termination of Service by reason of death or disability, the Restricted Period with respect to the Participant's Restricted Stock then still subject to restrictions shall thereupon lapse.

                        (c)            Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

                                  The transferability of this certificate and the Shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Citizens Community Bancorp 2004 Recognition and Retention Plan. Copies of such Plan are on file in the office of the Secretary of Citizens Community Bancorp, 2174 EastRidge Center, Eau Claire, Wisconsin 54701.

                        (d)            At the time of any Award, the Participant shall enter into an Award Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine.

                        (e)            Upon the lapse of the Restricted Period, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 5 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 5, and the Shares represented by such certificate(s) shall be free of the restrictions imposed pursuant to paragraph (a) of this Section 5.

            6.             Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 6 shall be subject to the same restrictions as the original Award, and the certificate[s] or other instruments representing or evidencing such Restricted Stock shall be legended and deposited with the Corporation in the manner provided in Section 5(c) hereof.

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             7.             Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant in any instrument evidencing an Award may be assigned, encumbered or transferred other than by will, the laws of descent and distribution or pursuant to a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code.

             8.             Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, any Restricted Period with respect to Restricted Stock theretofore awarded to such Participant shall lapse and all Shares awarded hereunder as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded; provided, however, that no Award which has previously been forfeited shall become vested.

             9.             Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

             10.             Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

             11.             Withholding Tax. Upon the termination of the Restricted Period with respect to any Shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation shall have the right to require the Participant or other person receiving such Shares to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of Shares held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments.

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             12.             Amendment or Termination.

                        (a)            Except to the extent prohibited by OTS regulations, the Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

                        (b)            Except to the extent prohibited by OTS regulations, the Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

             13.             Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of fifteen years thereafter unless sooner terminated under Section 12 of this Plan.

Proxy Card

PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY CITIZENS COMMUNITY BANCORP		For	With- hold	For All Except

ANNUAL MEETING OF SHAREHOLDERS FEBRUARY 4, 2005	1.	The election as directors of all nominees listed below (except as marked to the contrary below).
    The undersigned hereby appoints James G. Cooley and Richard McHugh as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Citizens Community Bancorp, which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Citizens Community Federal offices at Banbury Place, Building D-02, Suite 319, 800 Wisconsin Street, Eau Claire, Wisconsin, on Friday, February 4, 2005, at 4:00 p.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.
            This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.
            Should a director nominee be unable to serve as a director, an event that Citizens Community Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.
Richard McHugh Thomas C. Kempen
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

			For	Against	Abstain
	2.	The approval of the Citizens Community Bancorp 2004 Stock Option and Incentive Plan.
	3.	The approval of the Citizens Community Bancorp 2004 Recognition and Retention Plan.
	4.	The ratification of the appointment of Wipfli, LLP as auditors of the Corporation for the fiscal year ending September 30, 2005.
	5.	Such other matters that may properly come before the Meeting or any adjournments thereof.
Please be sure to sign and date this proxy in the box below	Date	THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Shareholder sign above Co-holder (if any) sign above

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                          This proxy may be revoked at any time before it is voted by delivering to the Secretary of Citizens Community Bancorp, on or
              before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Citizens Community Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                          The above signed acknowledges receipt from Citizens Community Bancorp, prior to the execution of this Proxy, the Notice of
             Annual Meeting, a Proxy Statement and Citizens Community Bancorp's 2004 Annual Report to Shareholders.

                          Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.; If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY
PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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